AMENDMENT TO PROMISSORY Nom AND
               SIXTH AMENDMENT TO CREDIT AGREEMENT

                  Dated as of January 28, 1997


          THIS AMENDMENT TO PROMISSORY NOTE AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is being entered into by and among LUTCHER-MOORE DEVELOPMENT CORPORATION, a Louisiana corporation ("Development Corporation"), LUTCHER & MOORE CYPRESS LUMBER COMPANY, a Louisiana partnership in commendam ("Lumber Company") (Development Corporation and Lumber Company, collectively, the "Borrowers"), and THE FIRST NATIONAL BANK OF LAKE CHARLES, a national banking association (the "Lender"), with THE ESTATE OF MARY ELIZABETH MECOM, THE ESTATE OF JOHN W. MECOM, THE MARY ELIZABETH MECOM IRREVOCABLE TRUST, MATILDA GRAY STREAM, THE OPAL GRAY TRUST, HAROLD H. STREAM, III, THE SUCCESSION OF EDWARD CARMOUCHE, and VIRGINIA MARTIN CARMOUCHE (collectively, the "("Guarantors"), as intervenors, and with L. M. HOLDING ASSOCIATES, L. P., A LOUISIANA PARTNERSHIP IN COMMENDAM ("Holding"), also as intervenor.


                           WITNESSETH:

     THAT,

     WHEREAS, the Borrowers and the Lender have heretofore entered into that certain Credit Agreement dated as of November 16, 1987, as heretofore amended by that certain First Amendment to Credit Agreement dated as of May 29, 1991, between the Borrowers and the Lender, by that certain Second Amendment to Credit Agreement dated as of May 26, 1994, among the Borrowers, Lender, Guarantors and Holding, by that certain Third Amendment to Credit Agreement dated as of June 15, 1995, among the Borrowers, Lender, Guarantors and Holding, by that certain Fourth Amendment to Credit Agreement dated as of January 16, 1996, among the Borrowers, Lender, Guarantors and Holding, and by that certain Fifth Amendment to Credit Agreement dated as of August 8, 1996, among the Borrowers, Lender, Guarantors and Holding (said Credit Agreement, as so amended, the "Original Credit Agreement"); and,

     WHEREAS, pursuant to the Original Credit Agreement, the Borrowers owed and delivered to the Lender a promissory note made by the Borrowers dated August 8, 1996, payable to the order of the Lender in the principal sum of $2,393,419.88, bearing interest at the rate of 9.25% per annum (the "Existing Note"),- and,

     WHEREAS,   the  Existing  Note  has  an  existing  principal
balance of $2,293,419.88, which amount is due and payable in full under the terms of the Existing Note; and,

     WHEREAS, the Borrowers, the Guarantors, and Holding have all requested the Lender to extend the maturity date of the Existing Note, and the Lender has agreed to do so, subject to the terms and conditions of this Amendment.


     NOW, THEREFORE, the patties hereto agree as follows:


     SECTION 1. Amendments to the Existing Note and the Original
Credit Agreement.


     (a) Section 1.1.4 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

               "Commitment" stall mean the obligation of the Lender to extend the maturity date of the Existing
          Note under the terms and conditions set forth herein.

     (b) Section 1.1.20 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

               "Maturity Date" means the earlier to occur of (1)
          March 17, 1997, or (11) the earlier date of the Lenders acceleration of the Obligations pursuant to
          Section 8.1 hereof

     (c) Section 1.1.21 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

               "Existing Note" means that certain promissory note made by the Borrowers dated August 8, 1996, payable to the order of the Lender in the principal sum of $2,393,419.88.

     (d) Section 2.1 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          The Lender agrees, subject to the terms and conditions hereof, to renew and extend $2,293,419.88 of the indebtedness of the Borrowers heretofore evidenced by the Existing Note from the date hereof until the Maturity Date.

     (e) Section 2.2 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

          The Note. The $2,293,419.88 in indebtedness heretofore evidenced by the Existing Note shall continue to be evidenced by the Existing Note, as amended hereby. The Existing Note is hereby amended so that it shall continue to be payable on demand, or if no demand is made, in monthly installments of accrued and unpaid interest, with such payments to be due and payable on the 17th day of each month from the date hereof through and until the Maturity Date, at which time all principal and accrued interest shall be payable in full (said note, as so amended, is herein referred to as the "Note").

Likewise, the Existing Note is also hereby amended as provided in the foregoing amendment to Section 2.2 of the Original Credit Agreement by amending the payment provisions and maturity date such that the Existing Note shall continue to be payable on demand, or if no demand is made, in monthly installments of accrued and unpaid interest, with such payments to be due and payable on the 17th day of each month from the date hereof through and until the March 17, 1997, at which time all principal and accrued interest shall be payable in full. In addition, all references in the Original Credit Agreement to the term "Note" are hereby amended to refer the Note, as defined herein.

     (f) Article IV of the Original Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           ARTICLE IV

               CONDITIONS PRECEDENT AND CONDITIONS
                           SUBSEQUENT

               4.1 The obligation of Lender to honor the Commitment is subject to the following conditions precedent:

          (a) The representations and warranties of Borrowers set forth herein, or in any other document furnished to under in connection herewith, shall be true and correct, when made and on and as of the date of the renewal of the Obligations pursuant hereto, as if restated in flail on and as of such date;

          (b) Lender shall have received specific corporate resolutions of Development Corporation and Holdings and proof Of authority for the person or persons signing this Amendment, the Note or any of the Collateral Documents on behalf of Lumber Company or any Guarantor which is a trust or estate, all of which must be satisfactory in form and substance to Lender;

          (c)      Lender  shall  have   received,  in  form  and
          substance,  satisfactory  to  Lender,  fully   executed
          counterparts of this Amendment, the Note, and the modification to the Lumber Company Note;

         (d) No Default or Event of Default exists hereunder or shall result from the transactions contemplated hereby (except as may have been waived by Lender in writing);

         (e) Lender shall have received opinions of counsel for Borrowers, Guarantors and Holding, in form and substance satisfactory to Lender; and,

         (f) Lender shall have received a fully executed counterpart of an amendment to the Servicing Agreement, in form and substance satisfactory to it.

              4.2 Conditions Subsequent. Lenders obligations to allow the Obligations to remain outstanding shall be subject to the satisfaction of the following conditions subsequent:

          (a)      To  the  extent  the  opinion  of  counsel  to
          Borrowers   cannot  state  that  no  court  orders   am
          required in connection with the transactions contemplated hereby from the Succession of Edward Carmouche, tile Estate of John W. Mecom, and the Estate of Mary Elizabeth Mecom, such court order shall be obtained to Lender's satisfaction on or prior to February 28, 1997;

          (b) Lender shall reeve, on or before February 23, 1997, an endorsement to the title policy insuring the Mortgage pursuant to which the title shall be brought current through the date of this Amendment, which shall evidence no liens against the Lands and Leases covered by the Mortgage other than the Mortgage and other mortgages or liens which have been consented to in writing by the Lender; and,

          (c) Holding shall continue to deposit a minimum of $15,000.00 per month, in the deposit account affected by the Holding Assignment of Deposit Account.


     (g) Section 8.1 of the Original Credit Agreement is hereby amended to revise subparagraph (i) thereof to read in its entirety as follows:

               (i) Failure of the Borrowers to deliver to the Lender the title insurance endorsement required pursuant to section 4.2(b) hereof on or prior to February 28, 1997, or the failure of the Borrowers to timely obtain and deliver to Lender the court orders, if any, required pursuant to Section 4.2(a) hereof;

     SECTION 2. No Defaults; Representations True. The Borrowrs, the Guarantors, and Holding hereby represent and warrant that, to the best of their knowledge, no Event of Default or potential Event of Default has occurred and is continuing as of the date hereof under the Original Credit Agreement, as amended hereby, and that, to the best of their knowledge, all of the representations, warranties, and covenants made in the Note and in Original Credit Agreement, and in all other documents pertaining or relating to the Original Credit Agreement, as amended hereby, are, as of the date hereof true and correct in all material aspects.

     SECTION 3. No Defenses The Borrowers represent and warrant that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Note; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist whether known or unknown, such items are hereby waived by the Borrowers.

     SECTION 4. Modification of Lumber Company Note. The Lender agrees to allow the Borrowers to enter into a modification of the Lumber Company Note, as defined in the Original Credit Agreement, which the Lender currently holds in pledge pursuant to the Lumber Company Note Pledge, as defined in the Original Credit Agreement, to provide that its payment terms are the same as the payment terms of the Note, as amended hereby.

     SECTION   5.   Conditions  Precedent.  This   Amendment   is
expressly subject to the prior satisfaction of the conditions precedent set forth in Articles 4.1 of the Original Credit
Agreement, as amended hereby.

     SECTION 6. No Novation. Nothing in this Agreement shall constitute the satisfaction or extinguishment of the amounts owed under the Existing Note, nor shall it be a novation of the amounts owed under the Existing Note, as the same has been amended hereby. Nothing contained in this Agreement shall he deemed to imply any obligation of the Lender to renew the Note beyond its extended final maturity date of March 17, 1997, or beyond the date of the Lender's earlier acceleration thereof pursuant to Section 8.1 of the Original Credit Agreement, as amended hereby.

       SECTION 7. Ratification and Confirmation. Except as expressly modified herein, all terms and provisions of the Existing Note and of the Original Credit Agreement, and all terms and provisions of all other documents securing or evidencing the obligations of the Borrowers under the Original Credit Agreement, as amended hereby (including without limitation those Collateral Documents described in Section 3.2 of the Original Credit Agreement) are hereby ratified and confirmed, and shall be and shall remain in full force and effect, enforceable in accordance with their terms. The Borrowers hereby confirm and ratify all Collateral Documents to which they are a party, and agree that such instruments shall continue to apply to and secure payment of; without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note. The Borrowers and the Lender hereby acknowledge that the Collateral Note (as defined in the Original Credit Agreement) has been constantly held by the Lender since November 16, 1987, pursuant to the terms of the Pledge (as defined in the Original Credit Agreement), and that the Lender shall continue to hold the Collateral Note in pledge pursuant to the terms and provisions of the Pledge (as defined in the Or-i Credit Agreement), as confirmed and ratified hereby.

     SECTION 8. Intervention by Guarantors. Now to these presents intervene the Guarantors (including without limitation, the undersigned representative of the Succession of Edward M. Carmouche, who acknowledges, confirms and ratifies the Guaranty of Edward M. Carmouche and the prior pledge of Edward M. Carmouche of his partnership interest in Lumber Company pursuant to the Partnership Pledge, and the undersigned representative of the Estate of Mary Elizabeth Mecom, who acknowledges, confirms and ratifies the Guaranty of Mary Elizabeth Mecom), who hereby agree to the terms of this Agreement, who further confirm and ratify (i) their respective Guaranties, as defined in the
Original Credit Agreement, guaranteeing payment of the indebtedness of the Borrowers to the Lender, and (ii) the Partnership Pledge, as defined in the Original Credit Agreement, and who agree that such Guaranties and Partnership Pledge shall continue to apply to and secure payment of, without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note, as amended hereby.

     SECTION 9. Intervention by Holding. Now to these presents intervenes Holding, who hereby agrees to the terms of this Amendment. Holding does hereby further confirm and ratify the Holding Security Agreement, the Holding Collateral Assignment, the Lumber Company Note (as modified), the vendors lien and mortgage securing the Lumber Company Note, and the Lumber Company Note Pledge (subject to the terms of the modification of the Lumber Company Note as anticipated herein), and the Holding Assignment of Deposit Account, and agrees that such instruments shall continue to apply to and secure payment of; without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note (as amended hereby). Lumber Company, Holding and the Lender hereby acknowledge that the Lumber Company Note has been constantly held by the Lender since May 29, 1991, pursuant to the terms of the Lumber Company Note Pledge, and that the Lender shall continue to hold the Lumber Company Note (as modified with the consent of Lender pursuant to the provisions of
Section 4 hereof) in pledge pursuant to the terms and provisions of the Lumber Company Note Pledge, as confirmed and ratified hereby.

     SECTION  10. Fees and Expenses.   Holding hereby  agrees  to
pay all fees, taxes, costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Amendment and of all Collateral Documents (or modifications or confirmations thereof) executed in connection with the transactions contemplated hereby, including without limitation the disbursements and reasonable fees of counsel to the Lender and the costs of the endorsement to the title policy required hereunder, and the Borrowers and Holding hereby agree to bound in solido to the Bank for the payment of all costs and expenses of the Lender in connection with the enforcement of the Original Credit Agreement, as amended hereby, the Note or the other Collateral Documents, including reasonable attorney's fees and disbursements incurred in connection therewith.

     SECTION 11. Further Assurances. The Borrowers, Guarantors, and Holding agree to do, execute, acknowledge and deliver, all and every such further acts and instruments as the Lender may reasonably require for the better assuring and confirming unto the Lender an singular the rights granted or intended to be granted hereby or hereunder.

     SECTION 12. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Original Credit Agreement.

     SECTION 13. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     SECTION 14. Governing Law; Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and shall be binding upon the parties hereto and their respective successors and assigns.


     SECTION 15. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by themselves or their duly authorized representatives as of January 28, 1997.


WITNESSES:               THE BORROWERS:


                         LUTCHER-MOORE DEVELOPMENT CORPORATION
_______________________

                         By:_________________________
                            John W. Mecom, III, President
________________________


                         LUTCHER & MOORE CYPRESS LUMBER COMPANY,
                         A Louisiana partnership in Commendam


                          By: The Mary Elizabeth Mecom Irrevocable Trust,
                                   its General Partner
________________________
                              By:____________________
                                   John W. Mecom, Jr.,
                                   its Successor Trustee
________________________

________________________
                              By:________________________
                                   Matilda Gray Stream,
                                   its General Partner
________________________

                         THE LENDER:

                         THE FIRST NATIONAL BANK OF LAKE
                         CHARLES

________________________
                         By:____________________________
                              Wayne B. Gabbert,
                              Executive Vice President
________________________


                         THE INTERVENORS:

                         ESTATE OF MARY ELIZABETH MECOM

_______________________
                         By:____________________________
                              John W. Mecom, Jr.,
______________________          Its Executor

                         ESTATE OF JOHN W. MECOM

______________________
                         By:_____________________________
                              John W. Mecom, III
______________________       Independent Co-Executor

                         THE MARY ELIZABETH MECOM
                           IRREVOCABLE TRUST

_______________________
                         By:___________________________
                              John W. Mecom, Jr.,
_______________________     its Successor Trustee


_______________________
                         ______________________________
                         MATILDA GRAY STREAM
_______________________

                         OPAL GRAY TRUST

________________________
                         By:___________________________
                              George L. Paret, III,
________________________          its Co-Trustee

________________________
                         By:__________________________
                              Bruce N. Kirkpatrick,
______________________           its Co-Trustee


______________________
                         _______________________________
                         HAROLD H. STREAM, III
______________________

                         SUCCESSION OF EDWARD M. CARMOUCHE
______________________

                         By:______________________________
                              Virginia Martin Carmouche,
_____________________                Executrix

_____________________
                         _________________________________
                         VIRGINIA MARTIN CARMOUCHE
______________________


                         L.M. HOLDING ASSOCIATES, L.P.,
                          A Louisiana Partnership in
                          Commendam


                         By:  XCL Land Ltd., its
                              General Partner
__________________________

                              By:________________________
                              Title:_____________________
__________________________